Exhibit 3.04



                                     BY-LAWS
                                       OF
                               NIMBUS GROUP, INC.

                                    ARTICLE 1
                                    ---------
                                     OFFICES
                                     -------

SECTION  1.  REGISTERED  OFFICE.  The initial registered office of Nimbus Group,
             -------------------
Inc., a Florida corporation (the "Corporation"), shall. be located at 5555 Anglers Avenue, Suite 16, Fort Lauderdale, FL 33312.

SECTION  2.  OTHER  OFFICES. The Corporation may also have offices at such other
             ---------------
places, either within or without the State of Florida, as the Board of Directors of the Corporation (the "Board of Directors") may from time to time determine or as the business of the Corporation may require.

                                   ARTICLE II
                                   ----------
                            MEETINGS OF SHAREHOLDERS
                            ------------------------

SECTION  1.  ANNUAL MEETINGS.  All  annual meetings  of  the shareholders of the
             ---------------
corporation for the election of directors and for such other business as may properly come before the meeting shall be held (i) on the fourth Friday of May of each calendar year at 10:00 a.m., Eastern time, or on such other date or at such other time as may be fixed, from time to time, by the Board of Directors, and (ii) at such place, within or without the State of Florida, as may be designated by or on behalf of the Board of Directors and stated in the notice of meeting or in a duly executed waiver of notice thereof.

SECTION  2. SPECIAL MEETINGS. Except as otherwise required by law and subject to
            -----------------
the rights of the holders of the Preferred Stock, special meetings of shareholders of the Corporation may be called only by (i) the Board pursuant to a resolution approved by a majority of the entire Board, (ii) the Corporation's Chief Executive Officer or (iii) the holders of at least one-third of the outstanding shares of capital stock of the Corporation. Special meetings of Shareholders may be held at such time and date, and at such place, within or without the State of Florida, as shall be designated by the Board of Directors and set forth in the notice of meeting required pursuant to Section 3 of this Article. Notwithstanding anything contained in these. Bylaws to the contrary, this Article II, Section 2 shall not be altered, amended or repealed except by an affirmative vote of at least two-thirds of the outstanding shares of capital stock of the Corporation entitled to vote at a shareholders' meeting duly called for such purpose. Only such business as is set forth in the notice of a special meeting may be transacted at such Special Meeting

SECTION  3.  Notice.  A  written notice of each meeting of shareholders shall be
             -------
given to each shareholder entitled to vote at the meeting, at the address as it appears on the stock transfer records of the Corporation, not less than ten (10) nor more than sixty (60) days before the date of the meeting, by or at the direction of the President, the Secretary or the officer or persons calling the meeting. The notice so given shall state the date, time and place of the meeting and, in the case of a special shareholders' meeting, the purpose or purposes for which the meeting is called.

SECTION 4. WAIVER OF NOTICE. Shareholders may waive notice of any meeting before
           -----------------
or after the date and time specified in the written notice of meeting. Any such waiver of notice must be in writing, be sided by the shareholder entitled to the notice and be delivered to the Corporation for inclusion in the appropriate corporate records. Neither the business to be transacted at, nor the purpose of, any shareholders' meeting need be specified in any written waiver of notice. Attendance of a person at a shareholders' meeting shall constitute a waiver of notice of such meeting, unless the shareholder at the beginning of the meeting
                                                        ---------
objects  to  holding  the  meeting  or  transacting  business  at  the  meeting.

SECTION  5. RECORD DATE. For the purpose of determining shareholders entitled to
            ------------
notice of or to vote at a shareholders' meeting, to demand a special meeting, to act by written consent or to take any other action, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than seventy (70) days nor, in the case of a shareholders' meeting, less than ten (10) days, prior to the date on which the particular action requiring such determination of shareholders is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a shareholders' Meeting, then the record date for such shall be the close of business on the day before the first notice is delivered to shareholders.

SECTION  6.  QUORUM.  A  majority  of  the  shares entitled to vote on a matter,
             -------
represented in person or by proxy, shall constitute a quorum for action on that matter at a meeting of shareholders. If a quorum is not present or represented at a meeting of shareholders, the holders of a majority of the shares represented, and who would be entitled to vote at a meeting if a quorum were present, may adjourn the meeting from time to time. The shareholders present at, a duly organized meeting may continue to transact business notwithstanding the withdrawal of some shareholders prior to adjournment, but in no event shall a quorum consist of the holders of less than one-third (1/3) of the shares entitled to vote and thus represented at such meeting.

SECTION  7.  VOTING.  If a quorum is present, action on a matter, other than the
             -------
election of directors, shall be approved if the votes cast by the shareholders represented at the meeting and entitled to vote on the subject matter favoring the action exceeds the votes cast opposing the action, unless a greater number of affirmative votes or voting by classes is required by Florida law or by the Articles of Incorporation. Directors shall be elected by plurality vote in accordance with Article III, Section 3 of these Bylaws. Each outstanding share shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, unless otherwise provided under the Articles of Incorporation (or any resolution authorizing any class or series of Preferred Stock) or under Florida law.

SECTION  8.  PROXIES.  A  shareholder  entitled  to  vote  at  any  meeting  of
             --------
shareholders or any adjournment thereof may vote in person or by proxy. A shareholder may appoint a proxy to vote or otherwise act for him by
signing   an   appointment   form,   either   personally   or   by   his
attorney-in-fact. An appointment of proxy is effective when received by the Secretary or other officer or agent authorized to tabulate votes.

SECTION  9.  NOSHAREHOLDER  ACTION  WITHOUT  A  MEETING.  Any action required or
             -------------------------------------------
permitted to be taken by the shareholders of the Corporation shall be taken at a duly called annual or special meeting of such holders and may not be taken by any consent in writing by such holders. Notwithstanding anything contained in these Bylaws to the contrary, this Article II, Section 9 shall not be altered, amended or repealed except by an affirmative vote of at least two-thirds of the outstanding shares of capital stock of the Corporation entitled to vote at a shareholders' meeting duly called for such purpose.

SECTION  10.  ADVANCE NOTICE OF SHAREHOLDER PROPOSED BUSINESS AT ANNUAL MEETING.
              ------------------------------------------------------------------
At  an annual meeting of the shareholders, only such business shall be conducted
                                                              -----
as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder: In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation, not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Article II, Section 10; provided, however, that nothing in this
Article II, Section 10 shall be deemed to preclude discussion by any shareholder of any business properly brought before the annual meeting in accordance with said procedure.

The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Article II, Section 10, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

Notwithstanding anything contained in the Bylaws to the contrary, this Article U
Section 10 shall not be altered, amended or repealed except by an affirmative vote of at least two-thirds of the outstanding shares of capital stock of the Corporation entitled to vote thereon.

                                   ARTICLE III
                                   -----------
                                    DIRECTORS
                                    ---------

SECTION  1.  POWERS.  All  corporate  powers  shall be exercised by or under the
             -------
authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors. Directors must be individuals who are at least 18 years of age but need not be residents of Florida or shareholders of the Corporation.

SECTION  2.  COMPENSATION.  Directors  of  the  Corporation  who  also  serve as
             -------------
officers or members of management ("employee directors") shall serve as directors without compensation. Non-employee directors of the Corporation shall be entitled to receive such compensation and benefits as is from time to time determined by the Board. The employee directors may be paid their expenses, if any, and the non-employee directors may be paid a fee and expenses, if any, of attendance at each meeting of the Board of Directors or of any committee. No such payments shall preclude any director from serving in any other capacity and receiving compensation therefor.

SECTION 3. NUMBER, ELECTION & TERM. The Corporation's Board shall consist of not
           -----------------------
less than three nor more than twelve members; with the exact number to be fixed from time to time in accordance with a resolution adopted by a majority of the entire Board. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director. The Board shall be divided into three classes. The number of directors elected to each class shall be as nearly equal in number as possible. Each director in the first class shall be elected to an initial term expiring at the next ensuing annual meeting of shareholders, each director in the second class shall be elected to an initial term expiring at the annual meeting of shareholders held one year thereafter and each director in the third class shall be elected to an initial term expiring at the annual meeting of shareholders held one year thereafter, in each case until his or her successor is duly elected and qualified or until his or her earlier resignation, death, incapacity or removal from office. The Corporation will use its best efforts to have an uneven number of directors on the Corporation's Board after the third class of directors is elected. Upon the expiration of the initial terms of office for each class of directors, the successor directors of each class shall be elected for a full term of three years, to serve until their successors are duly elected and qualified or until their earlier resignation, death, incapacity or removal from office. The Board shall apportion any increase or decrease in the number of directors among the classes as nearly equal in number as possible.

SECTION  4.  VACANCIES.  Whenever  any  vacancy  on the Board shall occur due to
             ----------
death, resignation, retirement, disqualification, removal, increase in the number of directors, or otherwise, a majority of the remaining directors in office, although less than a quorum of the Board, may fill the vacancy for the balance of the unexpired term, at which time a successor or successors shall be duly elected by the shareholders and qualified. Notwithstanding the provisions of any other Article hereof, only the remaining directors of the Corporation shall have the authority, in accordance with the procedure stated herein, to fill any vacancy that arises on the Board.

SECTION  5. REMOVAL OF DIRECTORS. A director may be removed from office prior to
            ---------------------
the expiration of his or her term: (i) only for cause; and (ii) only upon the affirmative vote of at least two-thirds of the outstanding shares of capital stock of the Corporation entitled to vote for the election of directors.

SECTION  6. QUORUM AND VOTING. A majority of the number of directors fixed by or
            ------------------
in accordance with these Bylaws shall constitute a quorum for the transaction of business at any meeting of directors. If a quorum is present when a vote is taken, the affirmative vote of a majority of the directors present shall be the act of the Board of Directors.

SECTION 7. DEEMED ASSENT. A director who is present at a meeting of the Board of
           --------------
Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless (i) the director objects at the beginning of the meeting (or promptly upon his arrival) to the holding of the meeting or transacting specified business at the meeting, or (ii) the director votes against or abstains from the action taken.

SECTION  8.  COMMITTEES.  The  Board  of  Directors,  by resolution adopted by a
             -----------
majority of the full Board of Directors, may designate from among its members an executive committee, a compensation committee, an audit committee and one or more other committees each of which must have at least two members and, to the extent provided in the designating resolution, shall have and may exercise all the authority of the Board of Directors, except such authority as may be reserved to the Board of Directors under Florida law.

          (a)  EXECUTIVE  COMMITTEE,  The  Board  of Directors by resolution may
               --------------------
     designate one or more directors to constitute an executive committee, which committee, to the extent provided in such resolution, shall have and may exercise all powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, except where action of the Board of Directors is required by statute.

          (b)  OTHER COMMITTEES. The Board of Directors may by resolution create
               ----------------
     other committees for such terms and with such powers and duties as the board shall deem appropriate.

          (c)  ORGANIZATION OF COMMITTEES. The chairman of all committees of the
               --------------------------
     Board of Directors shall be chosen by the members thereof. Each committee shall elect a secretary, who shall be either a member of the committee or the secretary of the Company. The chairman of each committee shall preside at all meetings of such committee.

          (d)  MEETINGS.  Regular meetings of each committee may be held without
               --------
     the giving of notice if a day of the week, a time, and a place shall have been established by the committee for such meetings. Special meetings (and, if the requirements of the preceding sentence have not been met, regular meetings) shall be called as provided in Section 9 with respect to notices of special meetings of the Board of Directors.

          (e)  QUORUM  AND  MANNER  OF ACTING. A majority of the members of each
               ------------------------------
     committee shall be present either in person or by telephone, radio, television, or similar means of communication, at each meeting of such committee in order to constitute a quorum for the transaction of business. The act of a majority of the members so present at a meeting at which a quorum is present shall be the act of such committee. The members of each committee shall act only as a committee, and shall have no power or authority, as such, by virtue of their membership on the committee.

          (f)  ACTION BY WRITTEN CONSENT. Any action required or permitted to be
               -------------------------
     taken by any committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the committee.

          (g) RECORD OF COMMITTEE ACTION; REPORTS. Each committee shall maintain
              -----------------------------------
     a record, which need not be in the form of complete minutes, of the action taken by it at each meeting, which record shall include the date, time and place of the meeting, the names of the members present and absent, the action considered, and the number of votes cast for and against the adoption of the action considered. All action by each committee shall be reported to the Board of Directors at its meeting next succeeding such action, such report to be in sufficient detail as to enable the board to be informed of the conduct of the Corporation's business and affairs since the last meeting of the board.

          (h)  REMOVAL.  Any  member  of  any committee may be removed from such
               -------
     committee, either with or without cause, at any time by resolution adopted by a majority of the whole Board of Directors at any meeting of the board.

          (i)  VACANCIES.  Any  vacancy  in any committee shall be filled by the
               ---------
     Board of Directors in the manner prescribed by these Bylaws.

SECTION  9.  MEETINGS.  Regular  and  special meetings of the Board of Directors
             ---------
shall be held at the principal place of business of the Corporation or at any other place, within or without the State of Florida, designated by the person or persons entitled to give notice of or otherwise call the meeting. Meetings of the Board of Directors may be called by the President or by any two directors.

     Members of the Board of Directors (and any committee of the Board) may participate in a meeting of the Board (or any committee of the Board) by means of a conference telephone or similar communications equipment through which all persons participating may simultaneously hear each other during the meeting; participation by these means constitutes presence in person at the meeting.

SECTION  10. NOTICE OFMEETINGS.Regular meetings of the Board of Directors may be
             ------------------
held without notice of the date, time, place or pin-pose of the meeting, so long as the date, time and place of such meetings are fixed generally by the Board of Directors. Special meetings of the Board of Directors must be preceded by at least two (2) days' written notice of the date, time and place of the meeting. The notice need not describe either the business to be transacted at or the purpose of the special meeting.

SECTION 11. WAIVER OF NOTICE. Notice of a meeting of the Board of Directors need
            -----------------
not be given to a director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of that meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting and the manner in which it has been called or convened, except when a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened. The waiver of notice need not describe either the business to be transacted at or the purpose of the special meeting.

SECTION  12.  DIRECTOR ACTION WITHOUT AMEETING. Any action required or permitted
              ---------------------------------
to be taken at a meeting of the Board of Directors (or a committee of the Board) may be taken without a meeting if the action is taken by the written consent of all members of the Board of Directors (or of the committee of the Board). The action must be evidenced by one or more written consents describing the action to be taken and signed by each director (or committee member), which consent(s) shall be filed in the minutes of the proceedings of the Board. The action taken shall be deemed effective when the last director signs the consent, unless the consent specifies otherwise.

SECTION  13.  SHAREHOLDER  NOMINATIONS FOR DIRECTOR CANDIDATES. Only persons who
              -------------------------------------------------
arc nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of shareholders by or at the direction of the Board of Directors by any nominating committee or person appointed by the Board of Directors or by any shareholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Article lit, Section 13. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth (10th) day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such shareholder's notice to the Secretary shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the persons, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person, (iv). the consent of each nominee to serve as a. director of the Corporation if so elected, and
(v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving the notice, (i) the name and record address of shareholder, and (ii) the class and number of shares of capital stock of the

Corporation which are beneficially owned by the shareholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility Of such proposed nominee to serve as director of the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth herein.

The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

SECTION  14. AMENDMENTS. Notwithstanding anything contained in the Bylaws to the
             -----------
contrary, this Article shall not be altered, amended or repealed except by an affirmative vote of at least two-thirds of the outstanding shares of capital stock of the Corporation entitled to vote thereon.

                                   ARTICLE IV
                                   ----------
                                    OFFICERS
                                    --------

SECTION.  1.  ENUMERATION OF OFFICERS.  The  officers  of  the Corporation shall
              ------------------------
consist of a, President, Secretaries, Chief Financial Officer, Chief Technology Officer and a Treasurer, and if elected by the Board of Directors by resolution, a Chairman. Such other officers and assistant officers and agents as may be deemed necessary or desirable may be appointed by the Board of Directors. Any two or more offices may be held by the same person.

SECTION  2.  DUTIES.  The  officers  of the Corporation shall have the following
             -------
duties:

     The  Chairman  of the Board of Directors. The Chairman shall preside at all
     -----------------------------------------
meetings of the board of directors and shareholders. The Chairman shall supervise the carrying out of the policies adopted or approved by the Board of Directors, and shall assist the Board of Directors in formulating, evaluating, developing and overseeing the implementation of the short-and long-term goals of the Corporation, subject to the direction and control of the Board of Directors. The Chairman shall have all powers and perform all duties commonly incident to the office of chairman of the board of directors. The Chairman shall also have and may exercise such further powers and duties as from time to time may be conferred upon, or assigned to, him by the Board of Directors not inconsistent with these Bylaws. Absent a Board of Director resolution to the contrary, the Chairman shall be the chief executive officer of the Corporation.

     The  President and ChiefExecutive Officer.The President and Chief Executive
     ------------------------------------------
Officer of the Corporation, if designated or appointed, shall be the principal executive officer of the Corporation, with general executive powers and duties regarding the Corporation, subject to these Bylaws, subject to the direction of the Chairman and subject to the direction and control of the Board of Directors. The President and Chief Executive Officer shall have general and active management of the day-to-day business, operations and affairs of the Corporation, subject to the direction of the Chairman. The President and Chief Executive Officer shall report to the Chairman and, at meetings of the Board of Directors, to the Board of Directors, and shall see to it that all properly authorized directions of the Chairman and all orders and resolutions of the Board of Directors are implemented and carried into effect. Subject to the foregoing the President and Chief Executive Officer shall have all powers and perform all duties commonly incident to the office of chief executive officer of the Corporation. The President and Chief Executive Officer shall also have and may exercise such further powers and duties as from time to time may be conferred upon, or assigned to, him by the Board of Directors not inconsistent with these Bylaws. Absent a Board of Director resolution to the contrary, the Chairman shall be the chief executive officer of the Corporation. The President and Chief Executive Officer shall have the authority, in the name and on behalf of the Corporation, to enter into leases, contracts and commitments in the ordinary course of the Corporation's business. In the absence or disability of the Chairman, the Chief Executive Officer shall preside at meetings of shareholders and, if a director, shall preside at meetings of the Board of Directors.

     Each Vice President, if any, shall have such powers and perform such duties
          ---------------
as the Board of Directors shall from time to time designate. In the absence or disability of the President, a Vice President specifically designated by the vote of the Board of Directors shall have the powers and shall exercise the duties of the President.

     The Secretary shall have custody of and shall maintain all of the corporate
         ---------
records (except the financial records), shall record the minutes of all meetings of the shareholders and the Board of Directors, shall authenticate records of the Corporation, shall send all notices of meetings and shall perform such other duties as are prescribed by the Board of Directors or the President, under whose supervision he shall be.

     The  Chief  Financial  Officer.  The  Chief  Financial  Officer  shall  be
          --------------------------
responsible for maintaining the financial integrity of the Corporation, shall prepare the financial plans for the Corporation and shall monitor the financial performance of the Corporation and its subsidiaries, as well as performing such other duties as maybe prescribed by the Board, the Chairman of the Board, the Chief Executive Officer or the President.

     The  Chief  Technology  Officer.  The  Chief  Technology  Officer  shall be
          ---------------------------
responsible for software and web site product development, establishment of technology standards for the Corporation's products and services, and development of strategic plans in connection with the establishment, maintenance and improvement of the Corporation's network infrastructure, as well as performing such other duties as may be prescribed by the Board, the Chairman of the Board, the Chief Executive Officer or the President.

     The Chief Operating Officer. The Chief Operating Officer shall be the chief
         ------------------------
operating officer of the Corporations, and shall have the primary responsibility for the management of the operations of the business of the Corporation.

     The  Treasurer  shall  have  custody of all corporate funds, securities and
          ---------
financial records, shall keep fill and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositaries as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render an account of all his transactions as treasurer and of the financial condition of the Corporation at regular meetings of the Board or when the Board of Directors so requests. The Treasurer shall also perform such other duties as are prescribed by the Board of Directors.

     Each  Assistant  Secretary  and  Assistant  Treasurer,  if  any,  shall  be
           --------------------       ---------------------
appointed by the Board of Directors and shall have such powers and shall perform such duties as shall be assigned to them by the Board of Directors.

SECTION  3.  RESIGNATION  OFOFFICER.  An  officer  may  resign  at  any  time by
             -----------------------
delivering notice to the Corporation. The resignation shall be effective upon receipt, unless the notice specifies a later effective date acceptable to the Board. If the resignation is effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date provided the Board of Directors provides that the successor officer does not take office until the future effective date.

SECTION  4.  REMOVAL OF OFFICER. The Board of Directors may remove any officer
             ------------------
at any  time  with  or  without  cause.

SECTION  5.  COMPENSATION. The compensation of officers shall be fixed from time
             -------------
to time at the discretion of the Board of Directors. The Board of Directors may enter into employment agreements with any officer of the Corporation.


                                    ARTICLE V
                                    ---------
                               STOCK CERTIFICATES
                               ------------------

SECTION  1.  ISSUANCE.  Every  holder  of  shares  in  this Corporation shall be
             ---------
entitled to have a certificate representing all shares to which he is entitled. No certificate shall be issued for any share until the consideration therefor has been fully paid

SECTION  2.  FORM. Certificates representing shares in this Corporation shall be
             ----
signed by the President and the Secretary of the Corporation, or any other officer so designated by the Board of Directors.

SECTION  3.  LEGENDS  FOR  PREFERENCES  AND  RESTRICTIONS  ON  TRANSFER.  If the
             -----------------------------------------------------------
Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided by law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

A written restriction on the transfer or registration of transfer of a security of the Corporation, if permitted by law and noted conspicuously on the certificate representing the security may be enforced against the holder of the restricted security or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder. Unless noted conspicuously on the certificate representing the security, a restriction, even though permitted by law, is ineffective except against a person with actual knowledge of the restriction. If the Corporation issues any shares that are not registered under the Securities Act of 1933, as amended, and registered or qualified under the applicable state securities laws, the transfer of any such shares shall be restricted substantially in accordance with the following legend:

          "THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY APPLICABLE STATE LAW. THEY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR PLEDGED WITHOUT (1) REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE LAW, OR (2) AT HOLDER'S EXPENSE, AN OPINION (SATISFACTORY TO THE CORPORATION) OF COUNSEL (SATISFACTORY TO THE CORPORATION) THAT REGISTRATION IS NOT REQUIRED."


SECTION  4.  FACSIMILE SIGNATURES. Any and all signatures on the certificate may
             ---------------------
be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of the issue.

SECTION  5.  REGISTERED SHAREHOLDERS. The Corporation shall be entitled to treat
             ------------------------
the holder of record of shares as the holder in fact and, except as otherwise provided by the laws of Florida, shall not be bound to recognize any equitable or other claim to or interest in the shares.

SECTION 6.   TRANSFER OF SHARES. Shares of the Corporation shall be transferred
             ------------------
on its books only after the surrender to the Corporation or the transfer agent of the share certificates duly endorsed by the holder of record or attorney-in-fact. If the surrendered certificates are canceled, new certificates shall be issued to the person entitled to them, and the transaction recorded on the books of the Corporation.

SECTION  7.  LOST,  STOLEN OR DESTROYED CERTIFICATES. If a shareholder claims to
             ----------------------------------------
have lost or destroyed a certificate of shares issued by the Corporation, a new certificate shall be issued upon delivery to the Corporation of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed, and, at the discretion of the Board of Directors, upon the deposit of a bond or other indemnity as the Board reasonably requires.

                                    ARTICLE VI
                                    ----------
                                  DISTRIBUTIONS
                                  -------------

     The Board of Directors may, in its sole judgment and discretion, from time to time authorize and declare, and the Corporation may pay, distributions on its outstanding shares in cash, property or its own shares, unless the distribution,
                      -----
after giving it effect, would result in (i) the Corporation being unable to pay its debts as they become due in the usual course of business, or (ii) a violation of applicable law.


                                   ARTICLE VII
                                   -----------
                                CORPORATE RECORDS
                                -----------------

     The Corporation shall keep as permanent records minutes of all meetings of its shareholders and Board of Directors, a record of all actions taken by the shareholders or Board of Directors without a meeting, and a record of all actions taken by a committee of the Board of Directors in. place of the Board of Directors on behalf of the Corporation. The Corporation shall also maintain accurate accounting records and a record of its shareholders in a form that permits preparation of a list of the names and addresses of all shareholders in alphabetical. order by class of shares showing the number and series of shares held by each.

                                  ARTICLE VIII
                                  ------------

                          INDEMNIFICATION OF OFFICERS,
                         DIRECTORS, EMPLOYEES AND AGENTS
                         -------------------------------

SECTION  1.  INDEMNIFICATION.  The Corporation shall, and does hereby, indemnify
             ----------------
and hold harmless to the fullest extent permitted or authorized by current or future legislation or current or future judicial or administrative decisions (but, in the case of any such future legislation or decisions, only to the extent that it permits the Corporation to provide broader indemnification rights than permitted prior to such legislation or decisions), each person (including here and hereinafter, the heirs, executors, administrators, personal representatives or estate of such person) who was or is a party, or is threatened to be made a party, or was or is a witness, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), from, against and in. respect of any liability (which for purposes of this Article shall include any judgment, settlement, penalty or fine) or cost, charge or expense (including attorneys' fees and expenses) asserted against him or incurred by him by reason of the fact that such indemnified person (1) is or was a director or officer of the Corporation or (2) is or was an employee or agent of the Corporation as to whom the Corporation has agreed in writing to grant such indemnity or (3) is or was serving, at the request of the Corporation, as a director, officer, employee or trustee of another corporation, partnership, joint venture, trust or other enterprise (including serving as a fiduciary of an employee benefit plan) or is or was serving as an agent of such other corporation, partnership, joint venture, trust or other enterprise, in each case, as to whom the Corporation has agreed in writing to grant such indemnity. Each director, officer, employee or agent of the Corporation as to whom indemnification rights have been granted under this Section 1 of this Article shall be referred to as an "Indemnified Person".

     Notwithstanding the foregoing, except as specified in Section 3 of this Article, the Corporation hall not be required to indemnify an. Indemnified Person in connection with a Proceeding (or any part thereof) initiated by such Indemnified Person unless the authorization for such Proceeding (or any part thereof) was not denied by the Board of Directors of the Corporation within sixty (60) days after receipt of notice thereof from such Indemnified Person stating his intent to initiate such Proceeding and only then upon such terms and conditions as the Board of Directors may deem appropriate.

SECTION  2.  ADVANCE OF COSTS, CHARGES AND EXPENSES. Costs, charges and expenses
             --------------------------------------
(including attorneys' fees and expenses),incurred by an officer or director who is an Indemnified Person in defending a Proceeding shall be paid by the Corporation, to the fullest extent permitted or authorized by current or future legislation or current or future judicial or administrative decisions (but, in the case of any such future legislation or decisions, only to the extent that it permits the Corporation to provide broader rights to advance costs, charges and expenses than permitted prior to such legislation or decisions), in advance of the final disposition of such Proceeding, upon receipt of an undertaking by or on behalf of the Indemnified Person to repay all amounts so advanced in the event that it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article. The Corporation may, upon approval of the Indemnified Person, authorize the Corporation's counsel to represent such person in any Proceeding, whether or not the Corporation is a party to such Proceeding. Such authorization may be made by the Chairman of the Board, unless he is a party to such Proceeding, or by the Board of Directors by majority vote, including directors who are parties to such Proceeding.

SECTION  3.  PROCEDURE FOR INDEMNIFICATION. Any indemnification or advance under
             ------------------------------
this Article shall be made promptly and in any event within. forty-five (45) days upon the written request of the Indemnified Person. The right to indemnification or advances as granted by this Article shall be enforceable by the Indemnified Person in any court of competent jurisdiction, if the Corporation denies such request under this Article, in whole or in part, or if no disposition thereof is made within forty-five (45) days. Such Indemnified Person's costs and expenses incurred in connection with successfully establishing his right to indemnification or advances, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action that the claimant has not met the standard of conduct, if any, required by current or future legislation or by current or future judicial or administrative decisions for indemnification (but, in the case of any such future legislation or decisions, only to the extent that it does not impose a more stringent standard of conduct than permitted prior to such legislation or decision), but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or any committee thereof, its independent legal counsel, and its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct, if any, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors or any committee thereof, its independent legal counsel, or its shareholders) that the claimant has not met such applicable standard of conduct, shall, be a defense to the action or create a presumption that the clamant has not met the applicable standard of conduct.

SECTION  4.  RIGHTS NOT EXCLUSIVE; CONTRACT RIGHT; SURVIVAL. The indemnification
             ----------------------------------------------
provided by this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any agreement, vote of shareholders or disinterested directors or otherwise, both as to actions in such person's official capacity and as to actions in another capacity while holding such office, and shall continue as to an Indemnified Person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, administrators, personal representatives and estate of such person. All rights to indemnification and advances under this Article shall be deemed to be a contract between the Corporation and each Indemnified Person who serves or served in such capacity at any time while this Article is in effect and, as such, are enforceable against the Corporation. Any repeal or modification of this Article or any repeal or modification of relevant provisions of Florida's corporation law or any other applicable laws shall not in any way diminish these rights to indemnification of or advances to such Indemnified Person, or the obligations of the Corporation arising hereunder, for claims relating to matters occurring prior to such repeals or modification.

SECTION  5.  INSURANCE.  The  Corporation may purchase and maintain insurance on
             ----------
behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise (including serving as a fiduciary of an employee benefit plan), with respect to any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article or the applicable provisions of Florida law.

SECTION  6.  SAVINGS  CLAUSE.  If  this  Article  or any portion hereof shall be
             ----------------
invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify and hold harmless, and make advances to, each Indemnified Person as to costs, charges and expenses (including attorneys' fees), liabilities, judgments, fines and amounts paid in settlement with respect to any Proceeding, including any action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article that shall not have been invalidated and as otherwise permitted by applicable law.

                                   ARTICLE IX
                                   ----------
                                  MISCELLANEOUS
                                  -------------

SECTION  1.  CORPORATE  SEAL.  The  corporate  seal  of the Corporation shall be
             ----------------
circular in form and shall include the name and jurisdiction of incorporation of the Corporation.

SECTION 2. FISCAL YEAR. The fiscal year of the Corporation shall end on December
           ------------
31 of each calendar year, unless otherwise fixed by resolution of the Board of Directors.

SECTION  3. CHECKS. All checks, drafts or other orders for the payment of money,
            -------
notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by the President, the Treasurer or such other officer(s) or agent(s) of the Corporation as shall be determined from time to time by resolution of the Board of Directors.

                                    ARTICLE X
                                    ---------
                                    AMENDMENT
                                    ---------

     The Board shall have the power to adopt, amend or repeal the Bylaws or any part hereof. Certain provisions of the Bylaws, as stated herein, may not be altered, amended or repealed except by the affirmative vote of at least two-thirds of the outstanding shares of capital stock of the Corporation entitled to vote at a shareholders' meeting duly called for such purpose. Except for such provisions requiring a two-thirds vote to alter, amend or repeal, the Bylaws may be altered, amended or repealed, and new bylaws may be adopted, by the shareholders upon the affirmative vote of at least a majority of the outstanding shares of capital stock of the Corporation entitled to vote at a shareholders' meeting duly called for such purpose. Notwithstanding anything contained in these Bylaws to the contrary, this Article X shall not be altered, amended or repealed except by an affirmative vote of at least two-thirds of the outstanding shares of capital stock of the Corporation entitled to vote at a shareholders' meeting duly called for such purpose.